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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 19, 2001

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-21366                     41-1590621
    (State of or other              (Commission                (I.R.S. Employer
jurisdiction of incorporation)      File Number)             Identification No.)


   2905 Northwest Boulevard, Suite 20,
        Plymouth, Minnesota                                      55441
(Address of principal executive offices)                       (zip code)


       Registrant's telephone number, including area code: (763) 557-9005



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ITEM 9.  REGULATION FD DISCLOSURE

On January 18, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing that it will release financial results for its fourth quarter and year ended December 31, 2000 prior to market open on Thursday January 25, 2001 and will host a conference call at 10 a.m. CST on January 25, 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRICORD SYSTEMS, INC.


Dated:   January 19, 2001              By  /s/ Steven E. Opdahl
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                                           Steven E. Opdahl
                                           Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit   Item                                               Method of Filing
-------   ----                                               ----------------

99.1      Press Release dated January 18, 2001, regarding    Filed herewith
          release of fourth quarter and twelve months        electronically
          results and conference call